SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

          _____________________________________________

                            FORM 8-K
                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934

        Date of Report (date of earliest event reported):
                 August 12, 1999 (July 29, 1999)

                    THE FAIRCHILD CORPORATION
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     (Exact name of registrant as specified in its charter)

     Delaware                 1-6560

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(State of Incorporation)      (Commission File Number)

     34-0728587
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(I.R.S. Employer Identification No.)

45025 Aviation Drive
Suite 400
Dulles, VA                                        20166
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(Address of principal executive offices)                     (Zip
Code)

Registrant's telephone number, including area code:          703-
478-5800


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ITEM 5.   OTHER EVENTS

On July 29,1999 The Fairchild Corporation (the "Corporation") announced that it sold its 31.9 percent interest in Nacanco Paketleme, a Turkish beverage can manufacturer, to American National Can Group, Inc., for $48,000,000 in cash. Fairchild also agreed to provide consulting services to Nacanco Paketleme for a three-year period. Fairchild intends to use the net proceeds from the disposition to reduce indebtedness.

Additional information is indicated in the Corporation's press release issued on July 29, 1999, which is included herein as
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Press Release of The Fairchild Corporation, dated July 29, 1999 announcing sale of its interest in Nacanco Paketlene to American National Can Group, Inc.

                            SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 1999

                         THE FAIRCHILD CORPORATION


                         By:  _________________________________
                              Donald E. Miller
                              Executive Vice President

                           PAGE 2 OF 3

The  Fairchild  Corporation [FA] Sells Its  Interest  in  Nacanco
Paketleme to American National Can Group, Inc.

Dulles, Virginia (July 29, 1999) -- The Fairchild Corporation [NYSE: FA] announced today that has sold its 31.9 percent interest in Nacanco Paketleme, a Turkish beverage can manufacturer, to American National Can Group, Inc., for $48,000,000 in cash. Fairchild also agreed to provide consulting services to Nacanco Paketleme for a three-year period. Fairchild intends to use the net proceeds from the disposition to reduce indebtedness.

The Fairchild Corporation continues to be committed to dispose of non-core assets in an orderly fashion, oriented towards getting fair value. "Although many opportunities exist for such dispositions the Company will continue its efforts to maximize value in each one of these sales," said Jeffrey J. Steiner, Chairman and Chief Executive Officer of Fairchild.

The Fairchild Corporation is the leading worldwide manufacturer and supplier of precision fastening systems used in the construction and maintenance of commercial and military aircraft, and a distributor of aerospace parts. Fairchild Fasteners has manufacturing facilities as well as sales/design customer teams based in the United States, Germany, France, Portugal, Hungary, Australia and the United Kingdom. Banner Aerospace, the company's aerospace distribution division, provides aircraft parts and services.

Additional information is available on The Fairchild Corporation
Web site (www.fairchildcorp.com), and the Fairchild Fasteners Web site (www.fairchildfasteners.com)

This news release contains forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, as amended and Section 21-E of the Securities Exchange Act of 1934, as amended. The Company's actual results could differ materially from those set forth in the forward-looking statements as a result of the risks associated with the Company's business, changes in general economic conditions, and changes in the assumptions used in making such forward-looking statements.

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